UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/06/2005

MURPHY OIL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-8590

Delaware	71-0361522
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

200 Peach Street
P.O. Box 7000
El Dorado, Arkansas 71731-7000
(Address of Principal Executive Offices, Including Zip Code)

870-862-6411
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

        On July 6, 2005, Murphy Oil Corporation released information regarding its expected results of operations for the quarter ended June 30, 2005. The full text of this press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits

        99.1        A news release dated July 6, 2005 announcing guidance for second quarter 2005 earnings is attached hereto as Exhibit 99.1.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

Date: July 06, 2005.	By:	/s/ John W. Eckart
John W. Eckart
Controller

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated July 6, 2005, as issued by Murphy Oil Corporation.